EXHIBIT 24

                                POWER OF ATTORNEY

      The undersigned hereby constitutes and appoints Thomas M. O'Flynn and James T. Foran, and each of them (with full power to act without the other), the true and lawful attorney-in-fact and agent for and on behalf of the undersigned, and in the undersigned's name, place and stead, in the undersigned's capacity as a Director or Officer or both, as the case may be, of Public Service Enterprise Group Incorporated (the "Registrant") to sign the Registration Statement on Form S-3 to be filed by the Registrant with the Securities and Exchange Commission for the registration under the Securities Act of 1933 of 3,000,000 shares of the Registrant's Common Stock pursuant to Enterprise Direct, its dividend reimbursement and stock purchase plan and any and all amendments of such Registration Statement.

      IN WITNESS WHEREOF, each of the undersigned has executed this instrument, this 27th day of July 2005.

      /s/ Caroline Dorsa                         /s/ Shirley Ann Jackson
      ------------------                         -----------------------
      Caroline Dorsa                             Shirley Ann Jackson

      /s/ Ernest H. Drew                         /s/ Thomas M. O'Flynn
      ------------------                         ---------------------
      Ernest H. Drew                             Thomas M. O'Flynn

      /s/ E. James Ferland                       /s/ Patricia A. Rado
      --------------------                       --------------------
      E. James Ferland                           Patricia A. Rado

      /s/ Albert R. Gamper, Jr.                  /s/ Thomas A. Renyi
      -------------------------                  -------------------
      Albert R. Gamper, Jr.                      Thomas A. Renyi

      /s/ Conrad K. Harper                       /s/ Richard J. Swift
      --------------------                       --------------------
      Conrad K. Harper                           Richard J. Swift

      /s/ William V. Hickey
      ---------------------
      William V. Hickey